PGE Employee Email Exhibit 99.3 PGE Employee Email August 24, 2020 Today, we issued an important business update in connection with energy trading activity in certain wholesale electricity markets that has resulted in a significant financial loss. I know and appreciate how hard each and every one of you has been working through this unusual time – with the pandemic as well as the difficult economic and social realities all around us. I also appreciate this will be an added burden and I am grateful for how you show up every day serving our customers and communities efficiently and safely. As we work to lead the clean/green energy future, our work is more important than ever in our 130-year history. Before I share specifics, I want to make a few things very clear.  The Board of Directors and management team are taking this seriously.  We will be transparent and are committed to making changes where needed.  We are accountable and our customers will not be impacted. To put a finer point on it, there will be no impact to customer prices, as PGE will not pursue regulatory recovery.  There is a dedicated team focused on resolving these issues, ensuring you are focused on safely performing your important work. Operating and capital budgets for 2020 and planning for 2021 will not be adjusted. We do not anticipate any layoffs as a result of this situation.  As an essential service provider, we have a unique responsibility and our commitment to delivering safe, reliable, affordable power to all our customers is unwavering. With that as our foundation, let me share what we know today and outline next steps. Certain PGE personnel entered into a number of energy trades during 2020, with increasing volume accumulating late in the second quarter and into the third quarter, resulting in significant exposure to the Company. Simply put, these trades were ill conceived. This August, wholesale electricity prices increased substantially at various market hubs due to extreme weather conditions, constraints to regional transmission facilities, and changes in power supply in the West. During this time, the California Independent System Operator (CAISO) declared a Stage 3 Electrical Emergency and ordered the first rolling blackouts in the state of California since 2001. The convergence of these conditions has resulted in realized and unrealized losses for the Company’s energy portfolio of $127 million as of today, August 24, 2020. Given the timing of our disclosure, and certain trades that will settle in the near future, total third quarter losses in the portfolio are estimated to be up to $155 million subject to market conditions – although the ultimate amount of losses could exceed that amount. Our Board has formed a Special Committee to review the energy trading that led to the losses and PGE’s procedures and controls related to the trading, and to make recommendations to the Board for appropriate action. The Board and management team have also engaged external consultants to perform a full operational review of our energy supply risk management policies, procedures and personnel. Paymon Aliabadi, the recently retired Chief Risk Officer of Exelon Corporation, will be advising us as a company on this matter. To date, we have placed two individuals on administrative leave, pending review. Additionally, we have enhanced oversight including implementing immediate supervisory and reporting changes that involve new responsibilities for both Jim Lobdell and Larry Bekkedahl. Effective immediately, power operations will report to Jim Lobdell. Jardon

PGE Employee Email Jaramillo, with assistance from Paymon Aliabadi, will report to myself overseeing risk management. Brad Jenkins and Kristin Stathis will report to Larry Bekkedahl. The work we do every day to generate, transmit and deliver reliable power to customers and serve our communities is and always will be our highest priority. This situation is not reflective of who we are at our core and we will learn from the situation and make necessary changes to ensure this will never happen again. We remain a company committed to leading with integrity. The Special Committee of the Board and a dedicated team are focused on resolving these issues as quickly as possible. We will do all within our control to minimize the distractions to your critical and essential work. During periods of high stress it’s imperative that the safety of our coworkers and customers remains our highest priority. Your work is important, and this will not impact our customers and communities. Thank you for all you do every day as ONE PGE. While we do not have all the answers, a thorough review is being conducted and we are committed to being transparent. Attached is an FAQ to help address some of your initial questions. This is likely to get a lot of attention and lead to increased interest and questions about PGE. It is important that we speak with one voice. Consistent with Company policy, please forward any inquiries from the media or any interested third parties to Brianne Hyder at Brianne.hyder@pgn.com. I speak on behalf of the entire leadership team when I say that I am immensely grateful for the long hours you all have put into powering our community and helping connect Oregonians to what matters most to them. We are living in a truly historic time, and I am honored to work alongside each of you. Again, thank you for your focus, hard work and commitment to each other, our customers and the communities we serve. Many thanks, Maria Safe Harbor Statement Statements in this communication that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward- looking statements include statements regarding the estimated total third quarter loss due to energy trading activities; the Company’s full-year earnings guidance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: the outcome of the review being conducted by the Special Committee; the impact of the recommendations of the Special Committee on the Company and its operations; the time and expense incurred in implementing the recommendations of the Special Committee; any reputational damage to the Company relating to the matters underlying the Special Committee’s review; demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the Company's generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the Company's inability to recover project costs; the costs of compliance with environmental laws and regulations,

PGE Employee Email including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; general economic and financial market conditions; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or liability for third party property damage; and cyber security breaches of the Company's customer information system or operating systems, which may affect customer bills or other aspects of our operations; and widespread health emergencies or outbreaks of infectious diseases such as the novel coronavirus disease (COVID-19), which may affect our financial position, results of operations and cash flows. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this communication are based on information available to the Company on the date hereof and such statements speak only as of the date hereof. The Company expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this communication, whether as a result of new information, future events, changes in assumptions or otherwise. Prospective investors should also review the risks, assumptions and uncertainties listed in the Company's most recent annual report on form 10-K and in other documents that we file with the United States Securities and Exchange Commission, including management's discussion and analysis of financial condition and results of operations and the risks described therein from time to time.